UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2020

BYLINE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38139 (Commission File Number)	36-3012593 (I.R.S. Employer Identification No.)

180 North LaSalle Street, Suite 300 Chicago, Illinois (Address of Principal Executive Offices)	60601 (Zip Code)

(773) 244-7000

Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Offering of Subordinated Notes

On June 26, 2020, Byline Bancorp, Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $50.0 million aggregate principal amount of its 6.000% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Offering was completed pursuant to the Company’s registration statement on Form S-3 (File No. 333-233583) (including a base prospectus) filed with the Securities and Exchange Commission (the “SEC”) which was declared effective on September 25, 2019, as supplemented by the prospectus supplement dated June 22, 2020, and filed with the SEC on June 24, 2020 (the “Prospectus Supplement”).

Underwriting Agreement

In connection with the Offering, the Company and Byline Bank (the “Bank”) entered into an Underwriting Agreement, dated June 22, 2020 (the “Underwriting Agreement”), with Keefe, Bruyette & Woods, Inc. (the “Underwriter”) pursuant to which the Company agreed to issue and sell to the Underwriter $50.0 million aggregate principal amount of the Notes at a public offering price equal to 100% of the aggregate principal amount of the Notes. The Company intends to use the estimated net proceeds from the offering of approximately $48.8 million, after deducting underwriting discounts and commissions and estimated offering expenses, for general corporate purposes, including as working capital and to further capitalize the Bank.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Notes in the Offering, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

Subordinated Notes

The Notes were issued under the Subordinated Debt Indenture, dated as of June 26, 2020 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of June 26, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee.

From and including the date of issuance to, but excluding, July 1, 2025, or earlier redemption date, the Notes will bear interest at an initial fixed rate of 6.000% per annum, payable semi-annually in arrears on January 1 and July 1 of each year, commencing on January 1, 2021. From and including July 1, 2025 to, but excluding the maturity date, July 1, 2030, or earlier redemption date, the Notes will bear interest at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Supplemental Indenture), plus 588 basis points, payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on October 1, 2025. Notwithstanding the foregoing, if the benchmark rate is less than zero, then the benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes (i) in whole or in part beginning with the interest payment date of July 1, 2025, and on any interest payment date thereafter or (ii) in whole but not in part upon the occurrence of a “Tax Event,” a “Tier 2 Capital Event” or the Company becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended. The redemption price for any redemption is 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the date of redemption. Any redemption of the Notes will be subject to the receipt of the approval of the Board of Governors of the Federal Reserve System to the extent then required under applicable laws or regulations, including capital regulations.

There is no sinking fund for the Notes. The Notes rank junior to all of the Company’s future senior indebtedness. In addition, the Notes are effectively subordinated to any secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness. The Notes are structurally subordinated to all of the existing and future liabilities and obligations of the Company’s subsidiaries, including the deposit liabilities and claims of other creditors of Byline Bank. The Notes are equal in right of payment with any of the Company’s future subordinated indebtedness, and senior to its obligations relating to any junior subordinated debt securities issued to the Company’s capital trust subsidiaries. The Notes are the obligations of the Company only and are not obligations of, and are not be guaranteed by, any of the Company’s subsidiaries.

The foregoing descriptions of the Underwriting Agreement and the Notes do not purport to be complete and are subject to, and qualified in their entirety by, the full text of (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the Supplemental Indenture and (iv) the form of the Notes, each of which is attached hereto as an exhibit and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On June 22, 2020, the Company issued a press release announcing the pricing of the offering of the Notes.

The press release announcing the pricing of the offering of the Notes is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 22, 2020, by and among Byline Bancorp, Inc., Byline Bank and Keefe, Bruyette & Woods, Inc.

4.1	Subordinated Debt Indenture, dated as of June 26, 2020, between Byline Bancorp, Inc. and U.S. Bank National Association

4.2	First Supplemental Indenture, dated as of June 26, 2020, between Byline Bancorp, Inc. and U.S. Bank National Association

4.3	Form of 6.000% Fixed-to-Floating Rate Subordinated Notes due 2030 (included in Exhibit 4.2)

5.1	Opinion of Vedder Price P.C.

23.1	Consent of Vedder Price P.C. (included in Exhibit 5.1)

99.1	Press Release dated June 22, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYLINE BANCORP, INC.

Date: June 26, 2020	By:	/s/ Alberto J. Paracchini
	Name:	Alberto J. Paracchini
	Title:	President and Chief Executive Officer

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